SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2011

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Park of Commerce Boulevard, Suite 301 Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On September 28, 2011, Imperial Holdings, Inc.’s (the “Company”) Board of Directors formed a special committee to conduct an independent investigation in connection with the U.S. Attorney’s Office for the District of New Hampshire’s investigation of the Company’s life finance business (the “government investigation”). The special committee is comprised of all of the Company’s independent directors and is chaired by Walter M. Higgins III. The special committee has retained the law firm of Dewey & LeBoeuf LLP to assist it in carrying out its investigation. Separately, the Company has retained the law firm of Latham & Watkins LLP to represent the Company in the government investigation.

The Company has been informed that the focus of the government investigation concerns its premium finance loan business and that federal investigators are not looking into the Company’s Structured Settlements business segment or the Company’s activities as a life settlement provider in its Life Finance business segment.

Item 8.01 Other Events

Although the Company has not yet been served with any complaint, the Company has learned that on September 29, 2011, a putative securities class action complaint was filed in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida entitled Martin J. Fuller v. Imperial Holdings, Inc., et al., against the Company, its Chairman and Chief Executive Officer, President and Chief Operating Officer, its Chief Financial Officer and Chief Credit Officer, its Director of Finance and Accounting, the members of its Board of Directors who signed the Company’s registration statement, and the underwriters of the Company’s initial public offering alleging certain violations of the Securities Act of 1933, as amended. The Company and its directors and officers named as defendants intend to vigorously defend against this claim. It is possible that additional complaints containing similar claims may be made by other plaintiffs. Failure by the Company to obtain a favorable resolution of such claims could have a material adverse effect on our business, results of operations and financial condition, the amount of which cannot be reasonably estimated.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2011

IMPERIAL HOLDINGS, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary

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